UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (or Date of Earliest Event Reported): November 30, 2023

SilverBow Resources, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-8754	20-3940661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
920 Memorial City Way, Suite 850
Houston, Texas 77024
(Address of principal executive offices)

(281) 874-2700
(Registrant’s telephone number)

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SBOW	New York Stock Exchange
Preferred Stock Purchase Rights	None	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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EXPLANATORY NOTE
This Current Report on Form 8-K/A of SilverBow Resources, Inc. (the “Company”), amends and supplements the Current Report on Form 8-K of the Company, dated November 30, 2023 and filed with the Securities and Exchange Commission on December 1, 2023 (the “Initial Form 8-K”), which reported under Item 2.01 that on November 30, 2023, the Company and its operating subsidiary, SilverBow Resources Operating, LLC, closed the previously announced acquisition of Chesapeake Energy Corporation's oil and gas assets in South Texas (the “South Texas Rich Properties”), pursuant to that certain Purchase and Sale Agreement, dated August 11, 2023 with Chesapeake Exploration, L.L.C., Chesapeake Operating, L.L.C., Chesapeake Energy Marketing, L.L.C. and Chesapeake Royalty, L.L.C (the “Transaction”). This amendment is filed to provide the financial statements of a business acquired by the Company and the pro forma financial information of the Company for the Transaction as required by Item 9.01 of Form 8-K. Except as set forth below, the Initial Form 8-K is unchanged.

Item 9.01 Financial Statements and Exhibits.
(a) Financial statements of business acquired.

    The unaudited statements of revenues and direct operating expenses of the Chesapeake South Texas Rich Properties for the nine months ended September 30, 2023 and 2022, including the related notes thereto, are filed herewith as Exhibit 99.1.

The audited statements of revenues and direct operating expenses of the Chesapeake South Texas Rich Properties for the years ended December 31, 2022 and 2021, including the related notes thereto, are filed herewith as Exhibit 99.2.

(b) Pro forma financial information.

    The unaudited pro forma condensed combined balance sheet of the Company as of September 30, 2023, and the unaudited pro forma condensed combined statements of operations of the Company for the nine months ended September 30, 2023 and the year ended December 31, 2022, including the related notes thereto, giving effect to the Transaction are filed herewith as Exhibit 99.3. The unaudited pro forma financial information gives effect to the Transaction on the basis, and subject to the assumptions, set forth in accordance with Article 11 of Regulation S-X.

(d) Exhibits.

Exhibit Number	Description

23.1	Consent of PricewaterhouseCoopers LLP.
99.1	Unaudited statements of revenues and direct operating expenses of the South Texas Rich Properties for the nine months ended September 30, 2023 and 2022.
99.2	Audited statements of revenues and direct operating expenses of the South Texas Rich Properties for the years ended December 31, 2022 and 2021.
99.3	Unaudited pro forma condensed combined financial information of SilverBow Resources, Inc. as of and for the nine months ended September 30, 2023 and for the year ended December 31, 2022.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 5, 2023

SilverBow Resources, Inc.
By:	/s/ Christopher M. Abundis
Christopher M. Abundis Executive Vice President, Chief Financial Officer and General Counsel

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